SECURITIES AND EXCHANGE COMMISSION
              Washington, D.C. 20549

                     FORM 8-K
                  CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15 (d) OF
        THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  March 31, 1998

                  TEECO PROPERTIES L.P.
  (Exact name of registrant as specified in its charter)

             Commission file number 0-8779

Delaware                                          13-2954060
(State or other jurisdiction of          (I.R.S. Employer
incorporation or organization)           Identification No.)

520 Madison Avenue, New York, NY                       10022
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area (212) 715-0300

Item 5.  Other Events
     As indicated in the Annual Report on Form 10-K for the year ended December 31, 1997, Teeco Properties L.P. ("Teeco") has ceased operations effective March 31, 1998. As of March 31, 1998, Teeco had no material assets. As a result, there is no likelihood that Teeco's unitholders will receive any distribution with respect to their units. Moreover, Teeco is in the process of preparing and filing its final federal, state and local tax returns. Given the foregoing and consistent with the principles enunciated in Release 9660 under the Securities Exchange Act of 1934 (the "1934 Act"), Teeco has determined to suspend filing periodic reports under the 1934 Act. If further material developments occur, Teeco will file a report on Form 8-K to describe such developments. Filings with the Nasdaq Stock Market will also be suspended.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TEECO PROPERTIES L.P.
                                         (Registrant)

 Signatures              Title                  Date
 ---------------------   ----------------       ------------------


 /S/ JERRY I. SPEYER     Managing General       July 10, 1998
     ---------------     Partner
     Jerry I. Speyer


 /S/ DAVID AUGARTEN      Chief Financial        July 10, 1998
     -----------------   Officer
     David Augarten